UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2016

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 Airport Drive, Rochester, NH	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 – Election of Director

On December 15, 2016, the Board of Directors of Albany International Corp. (“Albany”) voted to elect Kenneth W. Krueger as a member of the Board. The Board also elected Mr. Krueger to the Board Audit Committee. A copy of Albany’s news release announcing Mr. Krueger’s election is filed as Exhibit 99.1 to this report.

Upon his election, Mr. Krueger entered into an indemnification agreement with Albany, the form of which has been previously filed as Exhibit 10(t) to a Current Report on Form 8-K filed on April 11, 2006.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

99.1	News Release dated December 15, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: December 15, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated December 15, 2016, issued by Albany International Corp.